BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated August 4, 2014

to the Statement of Additional Information dated November 27, 2013

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

Information  Regarding the Portfolio Managers

The Fund is supported by a team of financial professionals who are responsible for investment research and selection. The lead members of this team are Robert M. Shearer, CFA, Tony DeSpirito, Kathleen M. Anderson and David J. Cassese, CFA. Mr. Shearer, Mr. DeSpirito, Ms. Anderson and Mr. Cassese are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended July 31, 2013.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert M. Shearer	13	6	6	0	0	1
	$6.21 Billion	$2.64 Billion	$442.6 Million	$0	$0	$41.14 Million
Tony DeSpirito*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Kathleen Anderson	11	6	6	0	0	1
	$5.15 Billion	$2.64 Billion	$442.6 Million	$0	$0	$41.14 Million
David J. Cassese	7	2	6	0	0	1
	$3.43 Billion	$1.22 Billion	$442.6 Million	$0	$0	$41.14 Million

* Information is as of August 4, 2014.

The following sentence is added as the last sentence to the second paragraph under the section “Portfolio Manager Compensation Overview”:

Mr. DeSpirito’s compensation has been guaranteed during his first year of employment.

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview – Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: Lipper Equity Income and Lipper Global Natural Resources Classification.

The subsection entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

As of July 31, 2013, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Robert M. Shearer, CFA	Over $1 Million

Tony DeSpirito	None[1]

Kathleen M. Anderson	Over $1 Million

David J. Cassese, CFA	$100,001-$500,000

1 Information is provided as of August 4, 2014.

Shareholders should retain this Supplement for future reference.

SAI-10559-0814SUP